Exhibit 10.53
EXECUTION VERSION
AMENDMENT NO. 1 dated as of December 18, 2018 (this “Amendment”), to the CREDIT AGREEMENT dated as of May 21, 2018 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among WILLIAM LYON HOMES, INC., a California corporation (the “Borrower”), WILLIAM LYON HOMES, a Delaware corporation (“Parent”), the lenders from time to time party thereto (the “Lenders”), and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders.
A.Pursuant to the Credit Agreement, the Lenders have extended, and have agreed to extend, credit to the Borrower.

B.The Borrower and Parent have requested, and the Required Lenders have agreed, to amend the Credit Agreement as provided herein.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement.

SECTION 2. Amendment to the Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 4 hereof, the table set forth in Section 7.1(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

PERIOD	MAXIMUM LEVERAGE RATIO
March 31, 2018 through and including June 29, 2018	70%
June 30, 2018 through and including December 30, 2018	65%
December 31, 2018 through and including December 30, 2019	62.5%
December 31, 2019 and thereafter	60%

SECTION 3. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, Parent and the Borrower represent and warrant to each of the Lenders and the Administrative Agent that, after giving effect to this Amendment, (a) the representations and warranties set forth in Section 4 of the Credit Agreement are true and correct in all material respects (except any representations and warranties which are qualified by materiality, which are correct and accurate in all respects) on and as of the Amendment No. 1 Effective Date (as defined below) as if made on and as of the Amendment No. 1 Effective Date, provided if any such representations and warranties are expressly made only as of a prior date, such representations and warranties are true and correct in all material respects (except any representations and warranties which are qualified by materiality are correct and accurate in all respects) as of such prior date; and (b) no Default or Event of Default shall have occurred and be continuing on the Amendment No. 1 Effective Date.

SECTION 4. Amendment Effectiveness. This Amendment shall become effective on the date (the “Amendment No. 1 Effective Date”) on which the Administrative Agent shall have received:
(a)counterparts of this Amendment that, when taken together, bear the signatures of the Borrower, Parent and the Required Lenders;

(b)payment from the Borrower, for the account of each Lender that shall have unconditionally and irrevocably delivered to the Administrative Agent (or its counsel) its executed signature page to this Amendment at or prior to 12:00 p.m., New York City time, on December 14, 2018 (each, a “Consenting Lender”), an amendment fee in an amount equal to 0.05% of the aggregate outstanding principal amount of such Consenting Lender’s Commitments (whether drawn or undrawn) as of the Amendment No. 1 Effective Date; and

(c)reimbursement of all expenses required to be paid by the Borrower in connection with the transactions contemplated hereby.

SECTION 5. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Issuing Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 6. Acknowledgement and Consent. Each Loan Party hereby acknowledges that it has read this Amendment and consents to the terms hereof and further hereby affirms, confirms and agrees that (a) notwithstanding the effectiveness of this Amendment, the obligations of such Loan Party under each of the Loan Documents to which it is a party shall not be impaired and each of the Loan Documents to which such Loan Party is a party is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects, in each case, as amended hereby; and (b) its guaranty of the Obligations as and to the extent provided in the Guarantee Agreement as originally executed shall continue in full force and effect in respect of the Obligations as modified hereby.

SECTION 7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or other customary means of electronic transmission (e.g., “pdf”) shall be as effective as delivery of a manually executed counterpart hereof.

SECTION 8. Applicable Law. THIS AMENDMENT AND ALL CLAIMS AND

CONTROVERSIES IN CONNECTION HEREWITH SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 9. Submission to Jurisdiction; Waivers. Section 10.12 of the Credit Agreement is hereby incorporated by reference in this Amendment, mutatis mutandis, and each of the parties hereto shall be bound by the terms and provisions of Section 10.12 as if such terms and provisions were originally set forth herein.

SECTION 10. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

WILLIAM LYON HOMES, INC.,
By /s/ Colin T. Severn

Name: Colin T. Severn
Title: Senior Vice President and Chief Financial Officer

WILLIAM LYON HOMES,
By /s/ Colin T. Severn

Name: Colin T. Severn
Title: Senior Vice President and Chief Financial Officer

[Signature Page to Amendment No. 1 to Credit Agreement]

JPMORGAN CHASE BANK, N.A.,
individually and as Administrative Agent,
By /s/ Chiara Carter

Name: Chiara Carter
Title: Executive Director

[Signature Page to Amendment No. 1 to Credit Agreement]

SIGNATURE PAGE TO
AMENDMENT NO. 1 TO
WILLIAM LYON HOMES, INC.
CREDIT AGREEMENT DATED AS OF MAY 21, 2018

Name of Lender: CITIBANK N.A.
By /s/ Anita Philip

Name: Anita Philip
Title: Vice President

[CS Signature Page to New Lender Supplement]

SIGNATURE PAGE TO
AMENDMENT NO. 1 TO
WILLIAM LYON HOMES, INC.
CREDIT AGREEMENT DATED AS OF MAY 21, 2018

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH
By /s/ William O'Daly

Name: William O'Daly
Title: Authorized Signatory

By /s/ Michael Del Genio

Name: Michael Del Genio
Title: Authorized Signatory

SIGNATURE PAGE TO
AMENDMENT NO. 1 TO
WILLIAM LYON HOMES, INC.
CREDIT AGREEMENT DATED AS OF MAY 21, 2018

Name of Lender SunTrust Bank
By /s/ Lisa Smith Boyer

Name: Lisa Smith Boyer
Title: Senior Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 1 TO
WILLIAM LYON HOMES, INC.
CREDIT AGREEMENT DATED AS OF MAY 21, 2018

Name of Lender Compass Bank, an Alabama banking corporation
By /s/ Ben Weimer

Name: Ben Weimer
Title: Sr Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 1 TO
WILLIAM LYON HOMES, INC.
CREDIT AGREEMENT DATED AS OF MAY 21, 2018

Comerica Bank
By /s/ David Plattner

Name: David Plattner
Title: Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 1 TO
WILLIAM LYON HOMES, INC.
CREDIT AGREEMENT DATED AS OF MAY 21, 2018

Name of Lender: ZB, N.A. dba California Bank & Trust
By /s/ Stefan Junus

Name: Stefan Junus
Title: Senior Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 1 TO
WILLIAM LYON HOMES, INC.
CREDIT AGREEMENT DATED AS OF MAY 21, 2018

Name of Lender: FLAGSTAR BANK
By /s/ Philip Trujillo

Name: PHILIP TRUJILLO
Title: VICE PRESIDENT